Exhibit 10.44

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. Redacted portions are indicated with the notation "*****"


                      STOCK PURCHASE AND VESTING AGREEMENT



               THIS STOCK PURCHASE AND VESTING AGREEMENT is made this 21st day of March, 2002, by and between Spine Wave, Inc., a Delaware corporation (the "Company"), and Protein Polymer Technologies, Inc., a Delaware corporation ("Purchaser").

               NOW THEREFORE, IT IS HEREBY AGREED:

               1. Sale of Stock. Subject to the terms hereof, the Company shall sell to Purchaser and Purchaser shall purchase from the Company Four Hundred Thousand (400,000) shares of common stock of the Company (the "Stock"). The sale and purchase shall occur at the offices of the Company on the date set forth above or at such other place and time as the parties may agree (the "Closing").

               2. Consideration. In exchange for and as full consideration for the Stock, the Purchaser shall (i) enter into that certain Amendment No. 1 to the Supply and Services Agreement dated April 12, 2001 attached hereto as Exhibit A (the "Amendment"), (ii) have entered into and delivered to the Company that certain Certificate of Acknowledgement of Termination by and among the Company, Purchaser and Windamere Venture Partners, LLC terminating that certain Voting Agreement dated April 12, 2001, attached hereto as Exhibit B (the "Certificate of Termination"), (iii) have entered into and delivered to the Company that certain Letter Agreement attached hereto as Exhibit C (the "Letter Agreement") and (iv) have previously voted all of the shares of the Company's capital stock beneficially held by Purchaser in favor of (A) the Company's merger with VERTx, Inc. (the "Merger") and (B) the Company's sale and issuance of shares of the Company's Series A Preferred Stock (the "Series A Financing") to certain investors immediately thereafter and (C) any matter that could reasonably be expected to facilitate the Merger and Series A Financing as well as delivered to the Company or its representatives written evidence thereof. In addition, Purchaser shall deliver two (2) duly executed blank Assignments Separate from Certificate in the form attached hereto as Exhibit D, which Assignments Separate from Certificate shall only be used in connection with the exercise of the Company's Repurchase Option as set forth in Section 5 below. The Company and the Purchaser agree that the fair market value of each share of Stock as of the date of this Agreement equals $0.05 per share (the "Purchase Price").

               3. Issuance of Stock. Upon the execution and delivery of the Amendment, Certificate of Termination and Letter Agreement by the Purchaser and contingent upon the Company's verification of Purchaser's vote in favor of the approval of the Merger and the Series A Financing, the Company shall issue a duly executed certificate evidencing the Stock in the name of Purchaser and provide Purchaser with a copy of such certificate. The original of such certificate shall be held in escrow by the Company until the expiration of the Repurchase Option (as defined below); provided however, upon Purchaser's request, Company shall release to Purchaser a certificate representing that number of shares of the Stock which, as of the date of such request, are no longer subject to the Repurchase Option.

               4. Repurchase Option. The Stock shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Option"). The Company shall have the right to purchase Unvested Shares (as defined below) from the Purchaser at the Purchase Price as follows.

                      a. All of the Stock shall initially be considered "Unvested Shares" subject to the Repurchase Option.

                      b. The Repurchase Option shall lapse with respect to such portion of the Stock upon the attainment by Purchaser of each of the performance milestones as set forth on Exhibit E attached hereto (the "Milestones").

                      c. The Repurchase Option shall also terminate and cease to be exercisable with respect to any and all Unvested Shares in the event of (i) the consummation of a merger or consolidation of the Company ("Merger") with and into another corporation where the Company's stockholders of record immediately prior to such merger or consolidation hold less than fifty percent (50%) of the outstanding voting stock of the successor corporation, (ii) a sale or transfer of greater than fifty percent (50%) of the outstanding voting stock of the Company (other than as a result of a transaction or series of transactions the primary purpose of which is the raising of equity capital) (a "Sale") or (iii) the completion of a sale of all or substantially all of the Company's assets.

                      d. The Repurchase Option shall be exercised by written notice signed by the President or Treasurer of the Company and delivered as provided in subparagraph 9(b) hereof. The Company shall pay for the shares of Stock it has elected to repurchase by delivery of a cashier's check or by wire transfer of immediately available funds in an aggregate amount equal to the Purchase Price multiplied by the number of shares of Stock being repurchased.


                      e. Adjustments to Stock. If, from time to time during the term of the Repurchase Option, there is any change affecting the Company's outstanding common stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of Stock shall be immediately subject to the Repurchase Option and be included in the word "Stock" for all purposes of the Repurchase Option with the same force and effect as the shares of the Stock presently subject to the Repurchase Option, but only to the extent the Stock is, at the time, covered by such Repurchase Option. While the aggregate Purchase Price shall remain the same after each such event, the Purchase Price per share of Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

               5. Exercise of Repurchase Option. The Company shall have the right to exercise its Repurchase Option as follows:

                      a. The Company shall have the right to exercise its Repurchase Option to repurchase any Unvested Shares covered by the First Milestone and the Second

Milestone (each as defined and set forth on Exhibit E) from Purchaser at the Purchase Price at any time on or after*****

                      b. The Company shall have the right to exercise its Repurchase Option to repurchase any Unvested Shares covered by the Third Milestone (as defined and set forth on Exhibit E) from Purchaser at the Purchase Price at any time on or after*****

               6. Right of First Refusal. Stock subject to the Repurchase Option may not be transferred, except for transfers by operation of law or other involuntary transfer. Before any shares of Stock registered in the name of Purchaser, not subject to the Repurchase Option and not otherwise restricted by applicable federal and state securities laws may be sold or transferred (excluding transfer by operation of law or other involuntary transfer) such shares shall first be offered to the Company in the following manner:

                      a. The Purchaser or its transferee shall deliver a notice pursuant to subparagraph 10(b) ("Notice") to the principal business office of the Company stating (i) the bona fide intention to sell or transfer such shares,
(ii) the number of such shares of Stock to be sold or transferred, (iii) the price and other terms, if any, for which Purchaser or its transferee proposes to sell or transfer such shares of Stock, and (iv) the name and address of the proposed purchaser or transferee, if any, and that such identified purchaser or transferee is committed to acquire the stated number of shares on the stated price and terms.

                      b. The Company shall have the right at any time within ten
(10) days of receipt of the Notice to purchase all of the shares to which the Notice refers at the price per share specified in the Notice. Said right shall be exercised by written notice signed by the President or any Vice President of the Company and delivered as provided in subparagraph 10(b) hereof, which notice shall specify the time, place and date for settlement of such purchase.

                      c. In the event the Company does not, for any reason, exercise its right pursuant hereto, the Company may assign such right, provided such right shall not extend beyond such ten (10) day period. If exercised by the assignee pursuant hereto, the right to purchase shall be exercised by written notice signed by the exercising assignee and delivered as provided in subparagraph 10(b) hereof, which notice shall specify the time, place and date for settlement of such purchase. Purchaser shall sell the shares to the Company or such assignees within thirty (30) days after the date of the Notice.

                      d. If all of the shares to which the Notice refers are not purchased, as provided in subparagraphs 6(b) or 6(c) above, the Purchaser may sell such shares to the person named in the Notice at the price and terms specified in the Notice, provided that such sale or transfer is consummated within seventy five (75) days of the date of the Notice to the Company, and provided further that any such sale is in accordance with all the terms and conditions hereof. If Purchaser does not consummate the sale or transfer within such seventy five (75) day period, the right provided hereby shall be deemed to be revived with respect to such shares and no sale or transfer shall be effected without first offering the shares in accordance herewith.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                      e. Notwithstanding the above, neither the Company nor the assignees of the Company shall have any right of first refusal under this
Section 6 at any time subsequent to the following: (i) the closing of a bona fide, firm commitment underwritten public offering of the common stock of the Company pursuant to a Registration Statement declared effective under the Act,
(ii) the first date on which the Stock is held of record by more than five hundred (500) persons (ii) a Merger or Sale, other than a Merger or Sale in which the consideration includes capital stock that is not registered under the Securities Act of 1933, as amended, and/or is not listed on a national securities exchange, unless the issuer is subject to a contractual obligation to register and list such stock within six months of such Merger or Sale. In addition, the Company's right of first refusal under this Section 6 shall not apply to the proposed sale or transfer by Purchaser of stock subject to this Agreement as part of the sale of all or substantially all of Purchaser's assets ("Sale of Assets") except in the event that the Sale of Assets is to a direct competitor of the Company or to such other entity which directly or indirectly controls a direct competitor of the Company and provided that in such circumstance, the time period set forth in subparagraph 6(d) above shall be 180 days.

               7. "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, Purchaser shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for no more than (i) 180 days from the effective date of the first registration of the Company's securities, including securities to be sold on its behalf to the public in an underwritten offering and (ii) 90 days for the next two subsequent registration statement of the Company after the initial public offering; provided, however, that all executive officers, directors and two percent (2%) or greater stockholders of the Company must enter into similar lock-up agreements as well.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to common stock held by Purchaser until the end of such period.

               8. Representations and Warranties of Purchaser.

                      a. Due Authorization. Purchaser hereby represents and warrants to Company that it is duly authorized and empowered to enter into and perform this Agreement; and the execution and performance of this Agreement by Purchaser does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi-governmental body to which Purchaser is a party or by which Purchaser is bound.

                      b. Investment Intent. This Agreement is made with Purchaser in reliance upon its representation to the Company, which by Purchaser's acceptance hereof confirms, that the Stock has been acquired by Purchaser for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any third person, with respect to any of the Stock.

                      c. Restricted Securities. Purchaser understands that the Stock has not been registered under the Act, on the ground that the sale provided for in this Agreement is exempt from the registration requirements of the Act, and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

               Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 or 15 of the Securities Exchange Act of 1934, as amended, or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Act) under the Act is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. The Purchaser also acknowledges that Purchaser understands that any sale of the Stock that might be made by Purchaser in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule and that Purchaser may not be able to sell the Stock at the time or in the amount Purchaser so desires. Purchaser is familiar with Rule 144 and understands that the Stock constitutes "restricted securities" within the meaning of that Rule.

                      d. Investment Experience. In connection with the investment representations made herein Purchaser represents that Purchaser is either an "Accredited Investor", as that term is defined in Rule 501 of Regulation D promulgated under the Act, or is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as Purchaser has requested and deems appropriate to its investment decision.

                      e. Limitations on Disposition. Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock, unless and until
(i) Purchaser shall have notified the Company of the proposed disposition, and
(ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that such disposition will not require registration of such Stock under the Act or that appropriate action necessary for compliance with the Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this subparagraph. In addition, prior to any disposition of any of the Stock, the Company shall require the transferee or assignee to provide in writing investment representations and such transferee's or assignee's agreement to be bound by the market stand-off provisions hereof in a form acceptable to the Company.

                      The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock after the issuance, and prior to the repurchase, thereof.

                      f. Legends. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legends:

                      (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THEY MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

                      (ii) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK PURCHASE AND VESTING AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF WHICH INCLUDES A MARKET STAND-OFF AGREEMENT, A RIGHT OF REPURCHASE AND A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF SUCH AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

                      (iii) Any legend required to be placed thereon by applicable state laws.

               9. Representations and Warranties of Company.

                      a. Company hereby represents and warrants to Purchaser that it is duly authorized and empowered to enter into and perform this Agreement; and the execution and performance of this Agreement by the Company does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi governmental body to which the Company is a party or by which the Company is bound.

                      b. To the best of its knowledge, all business and financial information that the Company has provided to Purchaser is accurate in all material respects; provided, however, that Purchaser acknowledges that the business and financial information provided by the Company to Purchaser includes certain statements and estimates provided by the Company and its representatives with respect to the historical, pro forma and anticipated performance of the Company or that of potential strategic partners. Such statements and estimates reflect various assumptions by the Company, which may or may not prove to be accurate, as well as the exercise of a substantial degree of judgement by the Company as to the scope and presentation of such information.

               10. Miscellaneous.

                      a. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                      b. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile transmission if sent during normal business hours of the recipient; if not, then on the next business day, or (iii) for domestic addresses one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt and for international addresses three (3) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                      c. Governing Law, Assignment and Enforcement. This Agreement is governed by the internal law of California and shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, its successors and assigns. The prevailing party in any action to enforce this Agreement shall be entitled to attorneys' fees and costs. The parties agree that damages are not an adequate remedy for breach hereof and each party shall accordingly be entitled to specific performance of this Agreement.

                      d. Entire Agreement; Amendments and Waivers. This Agreement and the related Amendment, Certificate of Termination and Letter Agreement, among Purchaser and Company, and all of even date herewith (and any agreements, exhibits or schedules referenced therein), constitute the entire agreement and understanding between the parties with respect to the subject matter contained herein, and there are no promises, representations, conditions, provisions or terms related thereto other than as set forth in this Agreement and the related Amendment, Certificate of Termination and Letter Agreement between the Purchaser and Company all of even date herewith. This Agreement may only be amended with the written consent of the parties hereto, or their successors or assigns, and no oral waiver or amendment shall be effective under any circumstances whatsoever.

                      e. Cooperation. Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

               11. California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    SPINE WAVE, INC.


                                    By:    /s/  Mark LoGuidice,
                                           -------------------------------------
                                           Mark LoGuidice,
                                           President and Chief Executive Officer

                       Address:     12230 El Camino Real, Suite 300
                                    San Diego, California 92130



                                    PURCHASER

                                    Protein Polymer Technologies, Inc.

                                    /s/ J. Thomas Parmeter
                                    --------------------------------------------
                                           J. Thomas Parmeter
                                           President and Chief Executive Officer

                       Address:     10655 Sorrento Valley Road
                                    San Diego, California 92121



                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A
                                    ---------

                                   [AMENDMENT]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. Redacted portions are indicated with the notation "*****"



                AMENDMENT NO. 1 TO SUPPLY AND SERVICES AGREEMENT

        THIS AMENDMENT NO. 1 TO SUPPLY AND SERVICES AGREEMENT (this "Amendment") is made and entered into as of the 12th day of February 2002 (the "Effective Date") by and between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation ("PPTI") and SPINE WAVE, INC., a Delaware corporation ("Company") and amends the terms and conditions of that certain Supply and Services Agreement dated as of April 12, 2001 by and between the Company and PPTI (the "Original Agreement").


                              W I T N E S S E T H:


        WHEREAS, PPTI and Company are parties to the Original Agreement;

        WHEREAS, PPTI and the Company desire to amend certain of the terms of the Original Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        A. Definitions and Sections. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Original Agreement. Section and Schedule references in this Amendment shall be to Sections of and Schedules to the Original Agreement, as amended hereby.

        B. Amendment of Section 2(a) and 2(b). Sections 2(a) and 2(b) are hereby deleted and amended and restated to read as follows:

               (a) During the Initial Term, PPTI shall provide Materials to Company and Company shall purchase Materials from PPTI for Non-Clinical Use as set forth in Amended and Restated Schedule 1 attached hereto.

               (b) During the Start-Up Term subsequent to the Initial Term, PPTI shall provide Materials to the Company and Company shall purchase Materials from PPTI as set forth in the Amended and Restated Schedule 2 attached hereto.

        C. Amendment of Section 5.1. The last sentence of Section 5.1 is hereby deleted and amended and restated to read as follows: PPTI shall provide the accommodations listed above to the Company at no additional charge to the Company.

        D. Amendment of Sections 6(c) and 6(d). Sections 6(c) and (d) are hereby deleted and amended and restated to read as follows:

               (c) The parties agree that the Additional Term began on February 12, 2002 and will end on February 11, 2003, absent a default or breach of the Original Agreement as amended hereby. On the first day of March, 2002 (subject to a fifteen (15) business day grace period) and on the first day of each of the next five (5) consecutive months thereafter (e.g. April 1, 2002 through August 1, 2002, both inclusive), the Company shall pay PPTI the sum of*****. On the first day of September, 2002 and on the first day of each consecutive month thereafter throughout the remainder of the Additional Term, the Company shall pay PPTI the sum of*****. PPTI shall throughout the Additional Term continue to apply project accounting to the work under the Original Agreement and within***** after the close of each month during the Additional Term and within***** following the termination of the Original Agreement, PPTI shall provide the Company with a statement (i) setting forth the Materials, Additional Services, Design Services and other services provided to Company by PPTI and the related costs, and (ii) itemizing any applicable credits due to the Company as set forth below and additional payments due PPTI pursuant to paragraph (d) below. The Company shall make any payment due to PPTI within***** after receipt of the statement. Any credit due to the Company shall be***** during or for the Additional Term, exclusive of the monthly payments specified above.

               (d) Notwithstanding anything else to the contrary contained herein, the parties agree that:

                      (i) Upon  expiration  of the Initial  Term, if the Company has paid the Minimum Payment each month of the Initial Term and has not received an aggregate of Initial Services and/or Materials equal to*****, the Company shall receive a credit from PPTI equal to***** which may be applied toward payments by the Company to PPTI for Materials, Additional Services, Design Services and/or other services provided hereunder after the Additional Term.

                      (ii) Any credit due the  Company  upon  expiration  of the
               Additional Term, may be applied to Materials, Additional Services, Design Services and/or other services provided hereunder during the***** period following the expiration of the Additional Term or as the Company may reasonably request following consultation with PPTI. With respect to the Injectable Disk Nucleus product, for each***** period subsequent to the Additional Term, the amount charged by PPTI to the Company for aggregate actual***** costs per R&D personnel***** costs for each of the***** set forth in the Amended and Restated Schedule 5, or***** Cost per each Qualified Lot, shall not exceed***** during the prior***** period.

                      (iii) Intentionally omitted.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                      (iv) During the Additional  Term,  specific  external PPTI expenses authorized in writing by the Company for special supplies, services, or equipment in an amount greater than***** in the aggregate per activity or task shall be paid by the Company to PPTI within ten (10) days of delivery of an invoice therefor from or on account of PPTI.


                      (v) During the Additional Term, the***** cost component of
               PPTI's***** Cost for R&D personnel shall be determined***** as follows: (a) the***** PPTI***** cost*****costs***** costs,***** by (b) the***** during the*****. However, during the Additional Term, PPTI shall assess costs incurred by Company using a***** cost per R&D personnel***** and at the end of the Additional Term or upon termination of the Original Agreement, PPTI shall calculate the actual***** cost per R&D personnel***** during the Additional Term (or applicable portion thereof). To the extent that the amounts paid by the Company hereunder exceed the actual***** cost per R&D personnel*****, the Company shall be entitled to a credit which may be applied as provided above. The Company shall pay to PPTI within***** of invoice after the close of the Additional Term (or applicable portion thereof) such amount, if any by which the aggregate actual***** cost per R&D personnel***** exceeds the amounts paid by the Company hereunder, provided, however, that Company shall not be liable for aggregate actual***** cost per R&D personnel***** that exceeds the amounts paid by the Company hereunder by more than***** unless the***** number of R & D personnel during the***** the***** number of R & D personnel as of*****in which case Company shall not be liable for aggregate actual***** cost per R&D personnel***** that exceeds the amounts paid by the Company hereunder by more than*****.

                      (vi) During the Additional  Term, for each of the***** set forth in the Amended and Restated Schedule 5, PPTI shall not charge Company for***** costs that exceed by more than***** costs for each of such***** as of the*****, unless during the Additional Term PPTI***** as defined in the***** dated March 21, 2002, in which case PPTI shall not charge Company for***** costs that exceed by more than***** the***** costs for each of such***** as of*****

                      (vii) On or before the first day of August, 2002, PPTI and the Company shall review the estimated Materials, Additional Services, Design Services and/or other services to be provided by PPTI to the Company for the remainder of the


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

               Additional Term. The Company agrees to adjust the monthly payment as required to cover any material underpayment, taking into account***** specified in paragraph (c) above***** by the Company.

        E. Schedules. The Amended and Restated Schedules 1, 2, 3, and 5 attached hereto supercede and replace in their entirety the existing Schedules 1, 2, 3 and 5 to the Original Agreement.

        F. Continuing Agreement. Each party hereby acknowledges that there have occurred no defaults under or breaches of the Original Agreement by the other party. Except as otherwise provided herein, the Original Agreement continues unchanged and in full force and effect.

        G. Conflicts. This Amendment supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between the Company and the PPTI with respect to such amendment. In the event of any conflict between the terms of this Amendment and the terms of the Original Agreement, the terms of this Amendment shall govern and control.

        H. Further Assurances. The Company and PPTI agree to execute such further instruments, agreements and document, and to take such further action as may be reasonably necessary to carry out the intent of this Amendment.

        I. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        J. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


        SPINE WAVE, INC.


        By:/s/ Mark LoGuidice
           -----------------------------------------
            Mark LoGuidice
            President and Chief Executive Officer


        PROTEIN POLYMER TECHNOLOGIES, INC.



        By:/s/ J. Thomas Parmeter
           -----------------------------------------
            J. Thomas Parmeter
            President and Chief Executive Officer

                         AMENDED AND RESTATED SCHEDULE 1

           MATERIALS DURING THE INITIAL TERM AND FOR NON-CLINICAL USE
           ----------------------------------------------------------



        During the Initial Term, PPTI shall supply Materials to the Company for Non-Clinical Use at the Company's request as follows:


------------------------------------------------- ------------------------------
Material supplied by PPTI:                        Cost to Company:
------------------------------------------------- ------------------------------
For each Qualified Lot of Material (except as     ***** per each Qualified Lot
set forth below)
------------------------------------------------- ------------------------------
For each Off-the-Shelf Lot of Material            *****
------------------------------------------------- ------------------------------
For each Additional Qualified Lot of Material     ***** per each Qualified Lot
------------------------------------------------- ------------------------------

"Additional Qualified Lot" shall mean any Qualified Lot of Material ordered by Company (i) after the Company orders***** Qualified Lots of Material and (ii) in excess of***** for any***** period; provided that, for purposes of clarity, orders in any***** shall be counted toward any***** period with either the immediately preceding or immediately subsequent*****, but not both.

"Off-the-Shelf Lot" shall mean any lot of Material existing in PPTI's inventory as of the date of the Agreement.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.


                                 Schedule 1 - 1

                         AMENDED AND RESTATED SCHEDULE 2

          MATERIALS DURING THE START-UP TERM SUBSEQUENT TO THE INITIAL
                            TERM AND FOR CLINICAL USE
          ------------------------------------------------------------


        During the Start-Up Term subsequent to the Initial Term or for purchases of Materials made for Clinical Use during the Start-Up Term, PPTI shall provide Materials to the Company at the Company's request as follows:

------------------------------------------------- -----------------------------------------------
Material:                                         Cost:
------------------------------------------------- -----------------------------------------------
For each Qualified Lot* supplied by PPTI for      ***** per each Qualified Lot,*****
non-clinical use (except as set forth below)
------------------------------------------------- -----------------------------------------------
For each Excess Qualified Lot* supplied by PPTI   ***** per each Excess Qualified
for non-clinical use                                    Lot,*****
------------------------------------------------- -----------------------------------------------
For each Qualified Lot* supplied by PPTI for      ***** per each Qualified Lot,*****
clinical use
------------------------------------------------- -----------------------------------------------
Qualified Lot* supplied by third-party contract   ***** per each Qualified Lot
manufacturer
------------------------------------------------- -----------------------------------------------


"Excess Qualified Lot" shall mean any Qualified Lot of Material ordered by Company when PPTI accepts orders for more than***** of Material in any***** period during the Additional Term, any such***** determined consecutively from the start of the Additional Term.

*****


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.


                                 Schedule 2 - 1

                         AMENDED AND RESTATED SCHEDULE 3

                           QUALITY CONTROL PROCEDURES
                           --------------------------


------------------------------------------------------ -------------------------
                 Procedure/Test                             ***** Cost* ($)
------------------------------------------------------ -------------------------
*****
------------------------------------------------------ -------------------------

* Current as of the Effective Date of the Original Agreement; to be adjusted from time to time to reflect changes in PPTI's actual***** Cost or***** Cost, as applicable.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.


                                 Schedule 3 - 1

                         AMENDED AND RESTATED SCHEDULE 5
                               ADDITIONAL SERVICES
                               -------------------



        During the Additional Term, PPTI shall provide to Company, at Company's request, the***** set forth below or***** subject to Company's reasonable prior approval, for the stated***** an IDE to FDA approval for the Injectable Disc Nucleus product.


----------------------------------------- --------------------------------------
*****
----------------------------------------- --------------------------------------


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B
                                    ---------


                  CERTIFICATE OF ACKNOWLEDGEMENT OF TERMINATION
                               OF VOTING AGREEMENT

               The undersigned parties to that certain Voting Agreement dated as of April 12, 2001, as amended through the date hereof (the "Voting Agreement"), by and among Spine Wave, Inc., Protein Polymer Technologies, Inc. and Windamere Venture Partners, LLC, hereby acknowledge and consent to the following:

                      Pursuant to Sections 5 and 7 of the Voting Agreement, effective as of the effective date of this Certificate of Acknowledgement of Termination of Voting Agreement, the Voting Agreement is hereby terminated in its entirety for all time, is of no further force and effect and no party thereto shall have any remaining rights or obligations thereunder.

               This Certificate of Acknowledgement of Termination of Voting Agreement has been executed and is effective as of March __, 2002 and may be executed in more than one counterpart, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                                    SPINE WAVE, INC.



                                    By:
                                        ----------------------------------------
                                           Mark LoGuidice,
                                           President and Chief Executive Officer



                                    PROTEIN POLYMER TECHNOLOGIES, INC.



                                    By:
                                        ----------------------------------------
                                           J. Thomas Parmeter,
                                           President and Chief Executive Officer



                                    WINDAMERE VENTURE PARTNERS, LLC



                                    By:
                                        ----------------------------------------

                                    Its:
                                        ----------------------------------------

                                    EXHIBIT C
                                    ---------

                                LETTER AGREEMENT


                                 March 21, 2002



Protein Polymer Technologies, Inc.
10655 Sorrento Valley Road
San Diego, CA  92121
Attn:  J. Thomas Parmeter, President and Chief Executive Officer

        Re:    License Agreement.

Dear Mr. Parmeter:

        This letter agreement (the "Letter Agreement") sets forth our understanding regarding the treatment of a certain termination provision under that certain License Agreement dated as of April 12, 2001, as amended, by and between Spine Wave, Inc. ("Spine Wave") and Protein Polymer Technologies, Inc. ("PPTI"). This Letter Agreement is being entered into in connection with and as consideration under the Stock Purchase and Vesting Agreement of even date herewith between Spine Wave and PPTI.

        1. Termination of License Agreement. Notwithstanding the provisions of
Section 9.2(b) of the License Agreement, and subject to the limitation set forth in the following sentence, Spine Wave and PPTI hereby agree that if Spine Wave has not closed its currently contemplated Series A Preferred Stock Financing on or before April 12, 2002, PPTI shall not, at any time prior to May 12, 2002, exercise its right to terminate the License Agreement pursuant to Section 9.2(b) thereof if and provided that Spine Wave has paid to PPTI all payments due and payable as of April 1, 2002 under that certain Supply and Services Agreement dated as of April 12, 2001, as amended through the date hereof.

        2. License Agreement. Except as otherwise modified in this Letter Agreement, the License Agreement and the terms and conditions therein remain unchanged and in full force and effect.

        3. Amendments and Waivers. Any term of this Letter Agreement may be amended and the observance of any term of this Letter Agreement may be waived only with the written consent of Spine Wave and PPTI.

        4. Counterparts. This Letter Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5. Governing Law. This Letter Agreement shall be construed and the rights of the parties shall be determined in accordance with the substantive laws of the State of California, without regard to its conflict of laws principles.



                                    Very truly yours,

                                    SPINE WAVE, INC.



                                    By:
                                           -------------------------------------
                                           Mark LoGuidice,
                                           President and Chief Executive Officer


AGREED AND ACCEPTED:

PROTEIN POLYMER TECHNOLOGIES, INC.


By:
        ------------------------------------
        J. Thomas Parmeter,
        President and Chief Executive Officer

                                    EXHIBIT D
                                    ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



               FOR VALUE RECEIVED, Protein Polymer Technologies, Inc. hereby sells, assigns and transfers unto _____________________________,
______________________ (______) shares of the Common Stock of Spine Wave, Inc., standing in its name on the books of said corporation represented by Certificate No. __ herewith and does hereby irrevocably constitute and appoint __________________ attorney to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
Dated: _________________, _____.

                                            Protein Polymer Technologies, Inc.



                                            ------------------------------------
                                            By:
                                            Its:

               This Assignment Separate from Certificate was executed in conjunction with the terms of a Stock Purchase Agreement between the above assignor and Spine Wave, Inc. dated March__, 2002.

                                    EXHIBIT E
                                    ---------

                                   MILESTONES

Purchaser shall acquire a vested interest in a portion of the Stock and the Repurchase Option shall lapse with respect to a portion of the Stock upon Purchaser's attainment of the following Milestones:

1. ***** MILESTONE: Purchaser shall acquire a vested interest in, and the Repurchase Option shall lapse with respect to, 100,000 shares of the Stock on such date,***** as Purchaser has accomplished the following:

                      a. Completion of the***** testing and initiation***** testing necessary,***** to file a submission for an investigational device exemption with the United States Food and Drug Administration (the "FDA") including the requirement set forth in***** and the initiation of the tests listed***** on Appendix A attached hereto.

        Purchaser agrees to use commercially reasonable efforts to attain each element of the***** Milestone before*****

        2. ***** MILESTONE: Purchaser shall acquire a vested interest in, and the Repurchase Option shall lapse with respect to, 150,000 shares of the Stock on the later of such date,***** as Purchaser has accomplished both of the following:

                      a. Completion of***** necessary,***** for the submission of an investigational device exemption application for a pilot study of the IDN with the FDA including the requirements set forth in ***** on Appendix A attached hereto; and

                      b. Purchaser has provided the Company with an adequate inventory of***** to complete the pilot clinical study*****

        Purchaser agrees to use commercially reasonable efforts to attain each element of the***** Milestone before*****

        3.***** MILESTONE: Provided that Purchaser has first attained each of the***** Milestone and the***** Milestone***** Purchaser shall acquire a vested interest in, and the Repurchase Option shall lapse with respect to, the remaining 150,000 shares of the Stock on the later of such date,*****


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

        (provided that if the Company does not notify Purchaser of the Company's desire for Purchaser to develop***** manufacturing capability and provide the Company with an adequate supply of***** to complete the pivotal clinical trials***** as Purchaser has accomplished both of the following.

                      a. At the Company's request and expense, Purchaser has provided the Company with*****, satisfactory in the Company's reasonable discretion, of a***** manufacturer for production of*****; and

                      b. Purchaser has provided the Company with an adequate inventory***** to complete the pivotal clinical trial*****

        Purchaser agrees to use commercially reasonable efforts to attain each element of the *****Milestone before*****.


-----------
***** Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                   APPENDIX A
                                   ----------

1. Completion of all Acute Toxicity testing and reports (see Pre-clinical Tests below)
2. Completion of all Chronic Testing with ninety (90) day report (see Pre-clinical Tests below)
3. Characterization of the Master Cell Bank for the protein selected for the IDN
4. Characterization of the protein selected for the IDN
5. Characterization of the specified IDN material
6. Qualification of the protein manufacturing process for submission of an investigational device exemption application for a pilot clinical study of the IDN with the FDA
7. Successful results, in the Company's reasonable judgment, from the mechanical testing


                               Preclinical Tests*

Acute Tests

------------------------ --------------------- --------------------- -----------
Test                     Article Form          Animal Model          Follow up
------------------------ --------------------- --------------------- -----------
Cytotoxicity             MEM extract           In-vitro L929         48 hours
------------------------ --------------------- --------------------- -----------
Sensitization            Saline/CSO extracts   Guinea pig            22 days
------------------------ --------------------- --------------------- -----------
Intracutaneous           Saline/CSO extracts   Rabbit                7 days
reactivity
------------------------ --------------------- --------------------- -----------
Systemic toxicity        Saline/CSO extracts   Mouse                 72 hours
------------------------ --------------------- --------------------- -----------
Pyrogenicity LAL         Saline extract        In vitro              N/A
Endotoxin
------------------------ --------------------- --------------------- -----------
Irritation               In-situ cured         Rabbit (muscle)       5 days
                         implant
------------------------ --------------------- --------------------- -----------
Genotoxicity -           Saline/DMSO extracts  In vitro              N/A
Bacterial reverse
mutation
------------------------ --------------------- --------------------- -----------
Genotoxicity             Saline/DMSO extracts  In vitro              N/A
Chromosome aberration
------------------------ --------------------- --------------------- -----------
Genotoxicity             Saline/DMSO extracts  In vitro              N/A
Micronucleus test
------------------------ --------------------- --------------------- -----------


Chronic Tests

------------------------ --------------------- --------------------- -----------
Test                     Article Form          Animal Model          Follow up
------------------------ --------------------- --------------------- -----------
Subchronic Neural        In-situ cured         Rabbit                30 days
toxicity                 implant               (peri-sciatic nerve
                                               injection)
------------------------ --------------------- --------------------- -----------
Implantation             In-situ cured         Sheep intradiscal     90 day
                         implant               injection             interim
                                                                     1 year
                                                                     total
------------------------ --------------------- --------------------- -----------
Chronic toxicity         In-situ cured         Rabbit                7 days
                         implant
------------------------ --------------------- --------------------- -----------

* The tests required are subject to change based on feedback from the FDA.